U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No.      [    ]

                       Post-Effective Amendment No.       [ 10 ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No.               [ 12 ]


                        (Check appropriate box or boxes)

                          PROFIT FUNDS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                    (Address of Principle Executive Offices)


       Registrant's Telephone Number, including Area Code: (301) 650-0059


                                Eugene A. Profit
                          Profit Investment Management
                         8720 Georgia Avenue, Suite 808
                          Silver Spring Maryland 20910
                     (Name and Address of Agent for Service)

                                   Copies to:
                                 David M. Leahy
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):


/   / immediately  upon filing pursuant to paragraph (b)
/ X / on February 1, 2003 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph  (a)(1)
/   / on (date) pursuant to paragraph (a)(1)
/   / 75 days after filing pursuant to paragraph (a)(2)
/   / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
/   / This  post-effective  amendment  designates  a  new  effective  date for a previously filed post- effective amendment.

[GRAPHIC OMITTED]   PROFIT FUNDS INVESTMENT TRUST
                    8720 Georgia Avenue, Suite 808
                    Silver Spring, Maryland 20910
                    301-650-0059

                                                                      PROSPECTUS
                                                                February 1, 2003



                               PROFIT VALUE FUND


     The Profit Value Fund (the "Fund") seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.


     Profit Investment Management (the "Adviser") serves as the investment adviser to the Fund and manages the Fund's investments.

     This Prospectus has the information about the Fund that you should know before investing. You should read this Prospectus and keep it for future reference.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Risk/Return Summary .......................................................    2
Expense Information .......................................................    5
How to Purchase Shares ....................................................    6
How to Redeem Shares ......................................................    9
Dividends and Distributions ...............................................   10
Taxes .....................................................................   11
Operation of the Fund .....................................................   12
Distribution Plan .........................................................   12
Calculation of Share Price and Public Offering Price ......................   13
Financial Highlights ......................................................   14
Privacy Policy Disclosure .................................................   15

    -----------------------------------------------------------------------
              For Information or Assistance in Opening An Account,
     Please Call: Nationwide (Toll-Free) . . . . . . . . . . . 888-744-2337
    -----------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT GOAL?

The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.


     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. The Adviser uses a disciplined, value-oriented process to select stocks generally having the following characteristics:

     o low price/earnings ratios relative to a company's sector or historical performance

     o    strong balance sheet ratios

     o    high return on capital

     o    low price/growth ratios relative to a company's sector

     In the Adviser's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in the Adviser's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

     After purchasing a stock, the Adviser continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, the Adviser considers, among other factors, whether:

     o    the stock is overvalued relative to other investments

     o    the stock has met the Adviser's earnings expectations

     o political, economic, or other events could affect the company's performance

     o    the Adviser identifies a more attractive opportunity

The Adviser will not necessarily sell a security based on its relationship to these or other factors.

     Normally, the Fund will invest at least 65% of its total assets in common stocks. The Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stock, the Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ( AAA, AA, A, BBB) or unrated securities determined by the Adviser to be of comparable quality.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook, or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the Adviser may make frequent securities trades that could result in increased fees, expenses, and taxes.

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower.

WHAT ARE THE  PRINCIPAL  RISKS OF  INVESTING IN THE FUND?

     The Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from conditions impacting the stock market generally. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

STYLE RISK. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value.


MANAGER RISK. The Adviser's method of security selection may not be successful and the Fund may underperform the market as a whole.


CREDIT/INTEREST RATE RISK. Preferred stock and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

PERFORMANCE SUMMARY


     The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

          23.58%     32.55%    27.52%    -4.22%    -10.56%    -24.69%
           1997       1998      1999      2000       2001       2002



     During the period shown in the bar chart, the highest return for a quarter was 30.98% during the quarter ended December 31, 1998 and the lowest return for a quarter was -20.64% during the quarter ended September 30, 2001.


     The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                Since Inception
                                        1 Year      5 Years     (Nov. 15, 1996)
                                        ------      -------     ---------------
PROFIT VALUE FUND
  Return Before Taxes                   -27.72%       0.94%          4.71%
  Return After Taxes on Distributions   -27.72%       0.61%          4.35%
  Return After Taxes on Distributions
  and Sale of Fund Shares               -17.02%       0.88%          3.92%

STANDARD & POOR'S 500 INDEX* (reflects
  no deduction for fees, expenses,
   or taxes)                            -22.10%      -0.59%          4.46%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE  INFORMATION
================================================================================
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...........................     4%
  Maximum Contingent Deferred Sales Charge (Load) ................   None*
  Sales Charge (Load) Imposed on Reinvested Dividends ............   None

  Redemption Fee .................................................   None**


* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.


** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
  Management Fees ................................................     1.25%
  Distribution (12b-1) Fees ......................................      .25%

  Other Expenses .................................................     3.25%
                                                                      -----
  Total Annual Fund Operating Expenses ...........................     4.75%
                                                                      =====



EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year       3 Years       5 Years       10 Years
              ------       -------       -------       --------
              $  857       $ 1,773       $ 2,694       $ 5,017

HOW TO PURCHASE SHARES
================================================================================

     INITIAL INVESTMENTS. Your initial investment in the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment through securities dealers having a sales agreement with the Fund's principal underwriter (the "Distributor"). You may also make a direct initial investment by sending a check and a completed account application form to Profit Value Fund, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Profit Value Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

     You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-888-744-2337) for instructions. You should be prepared to mail or fax us a completed, signed account application. If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

     The public offering price of the Fund's shares of the Fund is the next determined net asset value per share plus a sales load as shown in the following table.

                                                                    Dealer
                                         Sales Load as % of:     Reallowance
                                           Public     Net          as % of
                                          Offering   Amount         Public
Amount of Investment                        Price   Invested    Offering Price
--------------------                        -----   --------    --------------
  Less than $100,000                       4.00%      4.17%          3.60%
  $100,000 but less than $250,000          3.50%      3.63%          3.30%
  $250,000 but less than $500,000          2.50%      2.56%          2.30%
  $500,000 but less than $1,000,000        2.00%      2.04%          1.80%
  $1,000,000 or more                       None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

     Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     ADDING TO YOUR ACCOUNT. You may make additional purchases in your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

     REDUCED SALES LOAD. You may use the Right of Accumulation to combine the current net asset value of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales load. Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales load and the proceeds were redeemed from the other fund no more than 60 days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Transfer Agent for further information.

     Shares of the Fund may be purchased at net asset value by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

     Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

     In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements with the Distributor to permit them to do so. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at net asset value.

     Associations and affinity groups and their members may purchase shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements with the Distributor to permit them to do so. Investors or their financial adviser must notify the Fund that an investment qualifies as a purchase at net asset value.

     Trustees, directors, officers and employees of the Fund, the Adviser, the Distributor or the Transfer Agent, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

     AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

     Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Distributor and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If your purchase is subject to the contingent deferred sales load, you will be notified on the confirmation for your purchase.

     Redemptions of such shares of the Fund held for more than one year will not be subject to the contingent deferred sales load. The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

     ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

     The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.


     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.


HOW TO REDEEM SHARES
================================================================================

     You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Fund for more information about ACH transactions.


     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 888-744-2337 for additional information.


     REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or a part of the proceeds without any additional sales load. This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

     ADDITIONAL INFORMATION. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $1,000 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
     The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

ShareOption --   income distributions and capital gains distributions reinvested in additional shares.

Income Option -- income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

Cash Option --   income distributions and capital  gains  distributions  paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.


     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and thereafter may continue to be reinvested in such shares. No interest will accrue on amounts represented by uncashed dividend checks.

     If you have received in cash any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.


TAXES
================================================================================

     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains.

     Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

     If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

     Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
================================================================================
     The Fund is a diversified series of Profit Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, to manage the Fund's investments. Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser.


     The Fund pays the Adviser a fee equal to the annual rate of 1.25% of the average value of the Fund's daily net assets. Since the Fund's inception date, the Adviser has waived all of its advisory fees.


     Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since October 31, 1997. Mr. Profit has been the President and Chief Executive Officer of the Adviser since February, 1996. He was previously an Investment Executive at Legg Mason Wood Walker (1994-1996); Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a player in the National Football League (1986-1991).

     The name "PROFIT" is derived from the name of the founder and principal shareholder of the Adviser, Eugene A. Profit, and is not intended as an indication of the investment objective and policies of the Fund.

DISTRIBUTION PLAN
================================================================================

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================

     On each day that the Fund is open for business, the public offering price (net asset value plus applicable sales load) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

     The Fund's portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                         YEAR         YEAR          YEAR          YEAR          YEAR
                                                        ENDED        ENDED          ENDED        ENDED          ENDED
                                                      SEPT.  30,   SEPT.  30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                         2002        2001           2000          1999           1998
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH YEAR:

  Net asset value at beginning of year ............. $   14.38     $   21.63     $   18.02     $   12.66     $   12.88
                                                     ---------     ---------     ---------     ---------     ---------

  Income (loss) from investment operations:
    Net investment loss ............................     (0.25)        (0.22)        (0.15)        (0.12)        (0.02)
    Net realized and unrealized gains (losses)
     on investments ................................     (2.28)        (6.43)         4.75          5.50         (0.06)
                                                     ---------     ---------     ---------     ---------     ---------
  Total from investment operations .................     (2.53)        (6.65)         4.60          5.38         (0.08)
                                                     ---------     ---------     ---------     ---------     ---------

  Less distributions:
    Dividends from net investment income ...........      --            --            --            --           (0.09)
    Distributions from net realized gains ..........      --           (0.60)        (0.99)        (0.02)        (0.05)
                                                     ---------     ---------     ---------     ---------     ---------
  Total distributions ..............................      --           (0.60)        (0.99)        (0.02)        (0.14)
                                                     ---------     ---------     ---------     ---------     ---------

  Net asset value at end of year ................... $   11.85     $   14.38     $   21.63     $   18.02     $   12.66
                                                     =========     =========     =========     =========     =========
RATIOS AND SUPPLEMENTAL DATA:

  Total return(a) ..................................    (17.59%)      (31.37%)       26.14%        42.52%        (0.57%)
                                                     =========     =========     =========     =========     =========

  Net assets at end of period (000s) ............... $   3,124     $   4,737     $   6,718     $   3,911     $   2,016
                                                     =========     =========     =========     =========     =========

  Ratio of net expenses to average net assets(b) ...      2.25%         2.14%         1.95%         1.95%         1.95%

  Ratio of net investment loss to average net assets     (1.46%)       (1.18%)       (0.81%)       (0.82%)       (0.18%)

  Portfolio turnover rate ..........................        53%           52%           47%           23%          101%
--------------------------------------------------------------------------------------------------------------------------

(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.72%, 3.91%, 4.24%, 6.87% and 8.36% for the periods ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.

===============================================================================
PRIVACY POLICY DISCLOSURE
----------------------------------------------------------------------------
Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF  INFORMATION  WE COLLECT

We collect the following nonpublic information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION
We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions. Confidentiality and Security We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

===============================================================================

PROFIT FUNDS INVESTMENT TRUST
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910

BOARD OF TRUSTEES
Eugene A. Profit
Larry E. Jennings, Jr.
Robert M. Milanicz
Deborah T. Owens
Joseph A. Quash, M.D.

INVESTMENT  ADVISER
PROFIT INVESTMENT MANAGEMENT
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910
(301) 650-0059

ADMINISTRATOR/TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-744-2337

-------------------------------------------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-744-2337.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7677


                                     PROFIT
                                   VALUE FUND

                                  PROFIT FUNDS

                               [GRAPHIC OMITTED]

                                INVESTMENT TRUST

                                     PVALX



                                   PROSPECTUS


                                FEBRUARY 1, 2003



      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    PROFIT     [GRAPHIC OMITTED]
                                                  VALUE FUND
--------------------------------------------------------------------------------
ACCOUNT APPLICATION
DO NOT USE THIS APPLICATION TO ESTABLISH A FUND INDIVIDUAL RETIREMENT ACCOUNT. PLEASE PRINT CLEARLY ALL ITEMS EXCEPT SIGNATURE.

TO AVOID HAVING YOUR APPLICATION RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.
Return completed form with payment to:
     Profit  Value  Fund,  P.O.  Box  46707,  Cincinnati,  Ohio  45246-0707
For  assistance  with other  forms,  please call us at  1-888-744-2337.
--------------------------------------------------------------------------------
================================================================================

--------------------------------
Step 1:  Account Registration
--------------------------------
1A. CHECK ONE

[  ]Individual

        _________________________________________________________________
                     Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER ________________________________________________________

OCCUPATION ____________________________________________________________________

EMPLOYER NAME/ADDRESS__________________________________________________________

CITIZENSHIP: [  ] U.S.  [  ]  Other __________________________________________
                     Specify Country (if non-resident alien, please provide W-8)

Are you an associated person of an NASD member?      [  ]  Yes   [  ] No



[  ] JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

        _________________________________________________________________
                       Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER

OR
[  ] TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

        _________________________________________________________________
            Name of Trust, Corporation, Partnership or other Entity

If a Trust ______________________________________________ _______________
            Name of Trustee(s) or Authorized Individual      Trust Date

OR
[  ] GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

        ________________________________________ as a custodian for
         Custodian's Name (only one permitted)

        ___________________________________ under the _________ UGMA/UTMA.
         Minor's Name (only one permitted)              State

        Minor's date of birth ___________________________________________


1B. TAXPAYER IDENTIFICATION NUMBER

                         __ __ __ - __ __ - __ __ __ __
                        Owner's Social Security ID Number
                    (use Minor's SSN for Custodial account)

                         __ __ __ - __ __ - __ __ __ __
                    Joint Owner's Social Security ID Number

1C. MAILING ADDRESS AND TELEPHONE NUMBER

        _________________________________________________________________
         Number and Street

        _______________________________    ____________    ______________
         City                              State                Zip

         ( _____ ) _____________________ ( _________)
           Telephone Number               Fax Number

----------------------------------------------------
Step 2: Fund Selection and Initial Investment
----------------------------------------------------

2A.  Indicate  the  amount  of your  investment.
     ($2,500 minimum; $1,000 for tax-deferred retirement plans)

Initial Investment of              $____________


2B. RIGHTS OF ACCUMULATION Please see prospectus for details.

[ ] My combined holdings in the Fund may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # ________________________  Account # ________________________

Account # ________________________  Account # ________________________

2C.LETTER OF INTENT   You may  qualify  for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

[  ]  I agree to the terms of the Letter of Intent set forth in the  prospectus.
      Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of the Profit Value Fund an aggregate amount at least equal to that which is checked below.

[  ] $100,000      [  ] $250,000       [  ] $500,000       [  ] $1,000,000


2D. SALES CHARGE WAIVER   See current prospectus for eligibility requirements.

[  ] Check if eligible for waiver and indicate investor category:

     ______________________________________________________________________

----------------------------------------------------
Step 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
----------------------------------------------------
YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] Income Option: Please distribute all income and short-term capital gains in cash, and reinvest my long-term capital gains in additional shares of the Fund
[  ] Cash Option 1: Please distribute all income and capital gains in cash by check.
[ ] Cash Option 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

----------------------------------------------------
Step 4: Duplicate Statements and Confirmations
----------------------------------------------------
Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

        _________________________________________________________________
         Name

        _________________________________________________________________
         Company Name

        _________________________________________________________________
         Street Address

        _______________________________    ____________    ______________
         City                                State               Zip

----------------------------------------------------
Step 5: ACCOUNT SERVICE OPTIONS
----------------------------------------------------
5A. PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN*      o  Yes          o  No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum requirement of $50 for each monthly investment.

PLEASE   MAKE MY AUTOMATIC INVESTMENT ON:
     [ ] the last business day of each month
     [ ] the 15th day of each month
     [ ] both the 15th and last business day

Amount $ ___________________________________________


CHECK ONE INTERVAL:   [ ] Monthly     [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.


5B. REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account)      [ ] Yes    [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ] (ACH) Automated Clearing House  or    [ ]  WIRE


5C. SYSTEMATIC WITHDRAWAL PLAN     [ ]Yes     [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.

AMOUNT $ ________________________________________________________________


START MONTH _____________________________________________________________


CHECK ONE INTERVAL:   [ ]   Monthly     [ ]  Quarterly    [ ]  Annually

SYSTEMATIC  WITHDRAWAL  PLAN PAYMENT  METHOD  OPTIONS:

[ ] By check to address of record

[ ] ACH  (2-3 day free service to pay instructions in Step 6)

[ ] Wire (Receiving bank may charge incoming wire fee)

----------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
----------------------------------------------------
ATTACH
YOUR
VOIDED
CHECK
HERE

WE CANNOT
ESTABLISH
THESE
SERVICES
WITHOUT IT.

               By attaching a voided check or deposit slip below and signing Step 7 I authorize credits/debits to/from this bank account in conjunction with the account options selected. I understand for the selected options involving wire transactions, my bank may charge me wire fees. I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs. All account options selected shall become part of the terms, representations and conditions of this application.


  _____________________________________________________________________________
       Signature(s) of depositor (if different from signature in Step 7)


  _____________________________________________________________________________
                 Signature of designated Co-Bank Account Owner

THIS IS A:

[  ]  checking account   [  ] savings account

----------------------------------------------------
Step 7: Signatures and Certifications
----------------------------------------------------
BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Profit Value Fund (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:

1. I am a U.S. person (including a U.S. resident alien).
2. The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

================================================================================
                        EACH ACCOUNT OWNER MUST SIGN HERE

  ______________________________________________________   ___________________
     Signature of Owner, Trustee or Custodian               Date

  ______________________________________________________   ___________________
     Signature of Joint Owner or Co-Trustee (if any)        Date

================================================================================
Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

----------------------------------------------------
Step 8: Investment Broker/Dealer
----------------------------------------------------
IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

  ______________________________________________________   ___________________
  Broker/Dealer Firm Name                                  Dealer #

  ____________________________________________________________________________
  Representative's Name         Rep #      Branch #      Rep Telephone Number

  ____________________________________________________________________________
  Rep Office Street Address               Rep Office City/State/Zip

  ____________________________________________________________________________
  Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

PROFIT VALUE FUND
P.O. BOX 46707
CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-888-744-2337.

                          PROFIT FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                PROFIT VALUE FUND

                                February 1, 2003


                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
The Trust .................................................................   2
Definitions, Policies and Risk Considerations .............................   3

Investment Limitations ....................................................   9
Trustees and Officers .....................................................  10
The Investment Adviser ....................................................  12
The Distributor ...........................................................  14
Distribution Plan .........................................................  15
Transfer Agent ............................................................  16
Principal Security Holders ................................................  16
Custodian .................................................................  17
Auditors ..................................................................  17
Legal Counsel .............................................................  17
Securities Transactions ...................................................  17
Portfolio Turnover ........................................................  18
Calculation of Share Price and Public Offering Price ......................  18
Other Purchase Information ................................................  19
Taxes .....................................................................  20
Redemption in Kind ........................................................  21
Historical Performance Information ........................................  21
Financial Statements ......................................................  24

Appendix ..................................................................  24



     This Statement of Additional Information supplements the Prospectus offering shares of the Profit Value Fund (the "Fund"). The Fund is a series of Profit Funds Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated February 1, 2003, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers one series of shares to investors, the Profit Value Fund (the "Fund").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, the investment adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS


     The investment objective of the Fund is to provide investors with a long-term total return, consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.


     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.


     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.


     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The

Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.


     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.


     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.


INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES.  The Fund will not purchase any securities on "margin"
(except  such  short-term   credits  as  are  necessary  for  the  clearance  of
transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.


     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Number of
                                                                                                                Portfolios in
                                                                                                                  the Fund
                                  Position(s)   Length           Principal Occupation During the                  Complex
Name, Address and Age             Held with     of Time          Past 5 Years and Directorships                  Overseen by
                                  the Trust     Served              Of Public Companies                            Trustee
-------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*Eugene A. Profit                 President     Since            President and Chief Executive officer of Profit      1
8720 Georgia Ave., Suite 808     and Trustee    June 1996        Investment Management, the investment adviser to
Silver Spring, Maryland 20910                                    the Trust.
(age 38)

-------------------------------------------------------------------------------------------------------------------------------
*Joseph A. Quash, M.D.             Trustee     Since             Cardiologist with Capital Cardiology Group.          1
1160 Varnum Street, NE                         October
Washington, D.C. 20017                         1996
(age 63)

-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:

Robert M. Milanicz                 Trustee     Since             Assistant Controller of the American Psychological   1
750 First Street, NE                           October           Association.  Prior to January 2001, Comptroller
Washington, D.C. 20002                         1996              of the American Psychiatric Association.
(age 54)

-------------------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.             Trustee     Since             Managing  Director and Chief Executive Officer of    1
250 South President Street                     October           Carnegie Morgan Co.(an investment advisory firm).
Baltimore, Maryland 21202                      1996
(age 39)

-------------------------------------------------------------------------------------------------------------------------------
Deborah T. Owens                   Trustee     Since             President of Owens Media Group, LLC (a company       1
9575 Sea Shadow                                October           that develops investment education programs) and a
Columbia, Maryland 21046                       1998              radio talk show host and seminar presenter.
(age 43)

-------------------------------------------------------------------------------------------------------------------------------
Executive Officers:

Robert J. Dorsey                     Vice      Since             Managing Director of Ultimus Fund  Solutions, LLC
135 Merchant Street               President    October           (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                         2001              Distributors, LLC (a registered broker-dealer).
(age 45)                                                         Prior to March 1999, President of Countrywide Fund
                                                                 Services, Inc. (a mutual fund services company).

-------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                     Treasurer    Since             Managing  Director of Ultimus Fund  Solutions, LLC
135 Merchant Street                            October           and  Ultimus Fund  Distributors, LLC. Prior to
Cincinnati, Ohio 45246                         2001              March 1999,  First Vice  President of Countrywide
(age 41)                                                         Fund Services, Inc.

-------------------------------------------------------------------------------------------------------------------------------
John F. Splain                    Secretary    Since             Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street                            October           and Ultimus Fund Distributors, LLC.  Prior to
Cincinnati, Ohio 45246                         2001              March 1999, First Vice President and Secretary of
(age 46)                                                         Countrywide Fund Services, Inc. and affiliated
                                                                 companies.
-------------------------------------------------------------------------------------------------------------------------------


*    Mr.  Profit  and Dr.  Quash,  as  affiliated  persons of the  Adviser,  are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Dr. Quash is the father-in-law of Mr. Profit.

     BOARD COMMITTEES. The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Robert M. Milanicz, Larry E. Jennings, Jr. and Deborah T. Owens. The Audit Committee held two meetings during the fiscal year ended September 30, 2002.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2002.

                              Dollar Range of           Aggregate Dollar
                             Fund Shares Owned       Range of Shares of All
Name of Trustee                 by Trustee          Funds Overseen by Trustee
--------------------------------------------------------------------------------
Eugene A. Profit             $50,001 to $100,000      $50,001 to $100,000
Joseph A. Quash, M.D.           Over $100,000            Over $100,000
Robert M. Milanicz              $1 to $10,000            $1 to $10,000
Larry E. Jennings, Jr.       $10,001 to $50,000       $10,001 to $50,000
Deborah T. Owens                    None                      None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2002 to each of the Trustees:

                                                                                        Total
                             Aggregate         Pension or      Estimated Annual     Compensation
                            Compensation       Retirement        Benefits Upon    From Fund and Fund
Trustee                    From the Fund    Benefits Accrued      Retirement           Complex
-------                    -------------    ----------------      ----------           -------
Eugene A. Profit               None               None               None                None
Joseph A. Quash, MD            None               None               None                None
Robert M. Milanicz           $1,500               None               None              $1,500
Larry E. Jennings, Jr.       $1,500               None               None              $1,500
Deborah T. Owens             $1,500               None               None              $1,500


THE INVESTMENT ADVISER
----------------------

     Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement. The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others. Eugene A. Profit and Dr. Joseph A. Quash, as controlling shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. During the fiscal year ended September 30, 2002, the Fund accrued advisory fees of $55,516; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $53,670 of its other operating expenses. During the fiscal year ended September 30, 2001, the Fund accrued advisory fees of $76,404; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $31,823 of its other operating expenses. During the fiscal year ended September 30, 2000, the Fund accrued advisory fees of $70,815; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $59,127 of its other operating expenses.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     In  approving  the  most  recent  annual   continuance  of  the  Management
Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Management Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund in light of applicable case law relating to advisory fees. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Management Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Management Agreement without modification to its terms, including the fees charged for services thereunder.


     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

During the fiscal year ended September 30, 2002, the aggregate commissions collected on sales of the Fund's shares were $4,690, of which the Distributor retained $488 from underwriting commissions.

     Prior to October 29, 2001, IFS Fund Distributors, Inc. served as principal underwriter for the Trust. During the fiscal years ended September 30, 2002, 2001 and 2000, IFS Fund Distributors, Inc. earned $24, $870 and $33,411, respectively, from underwriting and brokerage commissions on the sale of shares of the Fund.


DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares of the Fund, including payments to securities dealers and others who are engaged in the sale of Fund shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Trust's transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. During the fiscal year ended September 30, 2002, the Fund incurred distribution expenses of $9,224, of which $9,015 was paid as compensation to broker-dealers and others for the sale and retention of Fund shares and $209 was paid for the printing of prospectuses for prospective shareholders.


     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their controlling interest in the Adviser, Eugene A. Profit and Dr. Joseph A. Quash may be deemed to have a financial interest in the operation of the Plan.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.


     Ultimus is discounting the above-referenced fees until such time as net assets of the Fund reach $20 million, but in no case later than October 29, 2003. During the fiscal year ended September 30, 2002, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,389, $20,927 and $16, 239, respectively.

     Prior to October 29, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company. During each of the fiscal years ended September 30, 2001 and 2000, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $12,000, $24,000 and $12,000, respectively.


PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 1, 2003, National Financial Services LLC for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record 24.9% of the outstanding shares of the Fund and Capital Cardiology Consultants, 1160 Varnum Street, NE, Suite 100, Washington, D.C. 20017, owned of record 5.7% of the outstanding shares of the Fund.

     As of January 1, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially 10.5% of the outstanding shares of the Fund.



CUSTODIAN
---------

     First Union Bank, 530 Walnut Street, Philadelphia, Pennsylvania 19101, has been retained to act as custodian for the Fund's investments. As custodian, First Union Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending September 30, 2003. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended September 30, 2002, 2001 and 2000, the Fund paid brokerage commissions of $9,927, $13,186 and $11,303, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended September 30, 2002, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $3,638,911 and $7,819, respectively.


     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2002, 2001 and 2000, the Fund's portfolio turnover rate was 53%, 52% and 47%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr.

Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of shares of the Fund has the right to combine the current net asset value of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the Prospectus may also be available to any "purchaser" (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $40,162, which expire on September 30, 2010. In addition, the Fund had net realized capital losses of $226,544 during the period from November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's fiscal year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
         Where:
         P  =       a hypothetical initial payment of $1,000
         T  =       average annual total return
         n  =       number of years
         ERV =      ending  redeemable  value  of a hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula: P (1+T)n = ATV, where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years, and ATV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemption. Average annual total return (after taxes on distributions and sale of Fund shares) is calculated in the same manner except that the ending value of the hypothetical $1,000 payment includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for the periods ended September 30, 2002:

                                                                Since Inception
                                        One Year    Five Years  (Nov. 16, 1996)
                                        --------    ----------   ---------------
  Return Before Taxes                   -20.89%       -0.60%         3.87%
  Return After Taxes on Distribution    -20.89%       -1.02%         3.50%
  Return After Taxes on Distributions
    and Sale of Fund Shares             -12.83%       -0.38%         3.24%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. The cumulative return of the Fund (computed without the applicable sales load) for the period since inception (November 15, 1996) to September 30, 2002 is 30.20%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rates of return (computed without the applicable sales load) for the one year period ended September 30, 2002, for the three year period ended September 30, 2002, for the five year period ended September 30, 2002 and for the period since inception (November 16, 1996) to September 30,

2002 are -17.59%, -10.65%, 0.22% and 4.60%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.


o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

FINANCIAL STATEMENTS
--------------------

     The  financial   statements  of  the  Fund,  which  have  been  audited  by
PricewaterhouseCoopers LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2002.

APPENDIX
--------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:


     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - An issue rated C is a non-paying issue of preferred stock.

     D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

     NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                PROFIT VALUE FUND
                                -----------------










                                  ANNUAL REPORT
                               September 30, 2002













     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
PROFIT INVESTMENT MANAGEMENT                       ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                           P.O. Box 46707
Silver Spring, Maryland 20910                      Cincinnati, Ohio 45246-0707
                                                         1.888.744.2337




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  PROFIT FUNDS

                               [GRAPHIC OMITTED]

                                INVESTMENT TRUST

LETTER TO SHAREHOLDERS                                      PROFIT VALUE FUND



November 21, 2002



Dear Profit Value Fund Shareholder:

This has been an extremely difficult year for investors in the equity markets. The stock markets have traded down this year as the initial optimism of an improving stock market and an improving economic environment met corporate scandal, accounting fraud and dishonest representations of company performance. At the beginning of the year, although we were not overly optimistic, we thought that we might begin to see some pickup in the market late in the year. However, during the second and third quarter, we began to see that the pickup would not be until much later. A number of factors have negatively affected investor and consumer confidence, ranging from possible terrorist threats, the war with Iraq, distrust of CEOs and research analysts to corporate governance and accounting scandals and to the general distrust of Wall Street.

For the fiscal year ended September 30, 2002, the Profit Value Fund closed at a net asset value of $11.85. The Fund's total return of -17.59% over the trailing twelve months as compared to the S&P 500 Index of -20.49% reflects the dismal stock market conditions over the Fund's past fiscal year. As you can hopefully appreciate, the Fund's return, although negative, still outperformed its benchmark , the S&P 500 Index.

Still, we do see some reasons to remain optimistic. It is our belief that a number of quality companies are trading at significant discounts to their historical growth rates and intrinsic values; and, as the economic landscape begins to visually improve, their value will be recognized at a pace faster than the market averages. We expect mid- to double-digit growth and significant multiple expansion from existing levels for some companies. We continue to believe in the importance of the technology sector in today's economy.
Symantec's performance reassures us that IT departments understand the importance of spending selectively to protect their existing infrastructures. We also see tremendous opportunities for patient investors in the healthcare and financial sectors.

That having been said, we do not believe we have to be in an overly aggressive posture in building these positions as we do not believe that we will see a sustained improvement in the market until clarity exists on Iraq, the economic expansion is clearly visible and the fear of impending doom is replaced with bright forecasts of corporate performance rebounds.

--------------------------------------------------------------------------------------------------
 8720 Georgia Avenue, Suite 808  o  Silver Spring, MD 20910  o  301-650-0059  o  FAX 301-650-0608
                                   http://www.profitfunds.com

We have added Toll Brothers, Fannie Mae, Exxon Mobil, MGIC Investment and McDonald's to the portfolio at extremely attractive valuations. We believe that adding these strong growers with sustainable competitive advantages at their respective valuations also provides a margin of safety in the current environment. We are increasing our weighting in financials due to our belief that certain companies within the sector are trading at extremely attractive valuations. We believe that as the economy begins to pick up and investor confidence begins to improve we will see dramatic appreciation and multiple expansion. We are willing to wait through the period of profit margin pressure on names like Washington Mutual, MGIC Investment and Cendant that have been negatively affected by the extended period of very low interest rates. And, we remain overweighted in the healthcare sector as the valuations are compelling and the demand for services is not declining.

The following sums up the first three quarters of 2002:

(1)  Overly optimistic recovery projections at the beginning of the year

(2)  Rotation from stock market to cash, the bond and real estate markets

(3) Declining consumer confidence due to bearish job market and declining stock market

(4)  Mortgage refinancing by homeowners has helped sustain consumer spending

(5) Potential terrorist threats and the looming possibility of a war in Iraq along with no clear cut signals of economic expansion continue to negatively impact the market including our portfolio holdings

(6)  Corporate scandal dominating the country's media headlines

(7)  Technology   sector  remains   depressed  due  to  lack  of  investment  in
     information technology spending.

The stock market is not trading on fundamentals but on news flashes and pessimism. Unfortunately for us who are long the market and have a longer-term perspective on investing, this extended negative reactionary market is causing substantially negative absolute short-term returns.

The current market environment still includes an extremely low Fed Funds rate, fiscal stimulus and inventory restocking by corporations all working to enhance the U.S. economic recovery. We are using our normal stock-picking strategy to select companies with improving fundamentals that have attractive earnings or revenue growth rates and attractive price entry points relative to their industry and/or market averages. We are still comfortable waiting for technology to improve even if we are early compared to other investors; however, we are taking a more cautious stance on telecom as we now believe we are heading for a few major bankruptcy filings in the sector.

We still believe that the economic data showing a strengthening economy and improving corporate earnings year over year will provide the catalyst for higher equity prices heading into 2003. There are ample opportunities in this market environment to provide alpha in stock portfolios as compared to the index benchmark, but it will only occur in a significant manner when some of the integrity erosion currently occurring in some of the largest companies subsides and the short-term risks fall away. The possible rates of return consistent with increased business investment over the next several years should be very attractive.

At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that over the long-term, the most promising investment opportunities can be found among large, financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

Profit Value Fund seeks long-term total return by investing primarily in established, larger capitalization companies (i.e., companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

The collapse of the rapid growth of the U.S. market the past two years as compared to the previous three years is a painful reminder that investors should be diversified and have realistic expectations in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

We urge shareholders to take a similar approach, which is invest for the long run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting assets to our care and for your continued belief in the Profit Value investment style. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President


                                             PROFIT VALUE FUND

           COMPARISON OF THE CHANGE INVALUE OF A $10,000 INVESTMENT IN THE PROFIT VALUE FUND
                                  VERSUS THE STANDARD & POOR'S 500 INDEX

                 PROFIT VALUE FUND                                          S&P 500 Index
                 -----------------                                          -------------
      11/15/96                         9,600                   11/15/96                      10,000
      12/31/96          2.40%          9,830                   12/31/96       0.92%          10,092
      03/31/97          1.86%         10,013                   03/31/97       2.68%          10,363
      06/30/97         11.70%         11,184                   06/30/97      17.46%          12,172
      09/30/97         10.56%         12,365                   09/30/97       7.49%          13,084
      12/31/97         -1.75%         12,149                   12/31/97       2.87%          13,459
      03/31/98          8.87%         13,226                   03/31/98      13.95%          15,337
      06/30/98          1.10%         13,372                   06/30/98       3.30%          15,843
      09/30/98         -8.06%         12,294                   09/30/98      -9.95%          14,267
      12/31/98         30.98%         16,102                   12/31/98      21.30%          17,306
      03/31/99         13.16%         18,222                   03/31/99       4.98%          18,168
      06/30/99         -0.05%         18,213                   06/30/99       7.05%          19,449
      09/30/99         -3.79%         17,522                   09/30/99      -6.24%          18,235
      12/31/99         17.28%         20,549                   12/31/99      14.88%          20,948
      03/31/00          9.00%         22,399                   03/31/00       2.29%          21,428
      06/30/00         -2.69%         21,796                   06/30/00      -2.66%          20,859
      09/30/00          1.41%         22,103                   09/30/00      -0.97%          20,657
      12/31/00        -10.95%         19,683                   12/31/00      -7.82%          19,040
      03/31/01         -9.32%         17,847                   03/31/01     -11.86%          16,782
      06/30/01          7.09%         19,113                   06/30/01       5.85%          17,764
      09/30/01        -20.64%         15,168                   09/30/01     -14.68%          15,157
      12/31/01         16.06%         17,605                   12/31/01      10.69%          16,776
     3/31/2002         -1.32%         17,373                  3/31/2002       0.27%          16,822
     6/30/2002        -13.72%         14,989                  6/30/2002     -13.40%          14,568
     9/30/2002        -16.61%         12,499                  9/30/2002     -17.28%          12,051


-----------------------------------------------
               PROFIT VALUE FUND
        AVERAGE ANNUAL TOTAL RETURNS(a)
    (FOR PERIODS ENDED SEPTEMBER 30, 2002)

  1 YEAR     5 YEARS     SINCE INCEPTION (b)
  ------     -------     -------------------
 -20.89%     -0.60%            3.87%
------------------------------------------------

Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
================================================================================
ASSETS
Investments in securities:
  At acquisition cost                                              $  3,637,097
                                                                     ==========
  At value (Note 1)                                                $  3,135,891
Receivable from Adviser (Note 3)                                          2,859
Receivable for securities sold                                          435,876
Receivable for capital shares sold                                        2,057
Dividends receivable                                                      2,343
Other assets                                                              4,831
                                                                     ----------
  TOTAL ASSETS                                                        3,583,857
                                                                     ----------

LIABILITIES
Payable to Administrator (Note 3)                                         4,200
Payable for securities purchased                                        418,188
Payable for capital shares redeemed                                      23,148
Other accrued expenses and liabilities                                   14,300
                                                                     ----------
  TOTAL LIABILITIES                                                     459,836
                                                                     ----------

NET ASSETS                                                         $  3,124,021
                                                                     ==========

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  3,891,933
Accumulated net realized losses from security transactions             (266,706)
Net unrealized depreciation on investments                             (501,206)
                                                                     ----------
NET ASSETS                                                         $  3,124,021
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                             263,576
                                                                     ==========

Net asset value and redemption price per share (Note 1)            $      11.85
                                                                     ==========

Maximum offering price per share (Note 1)                          $      12.34
                                                                     ==========


See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002
================================================================================
INVESTMENT INCOME
  Dividends                                                          $   35,067
                                                                     ----------

EXPENSES
  Investment advisory fees (Note 3)                                      55,516
  Professional fees                                                      33,795
  Accounting services fees (Note 3)                                      20,927
  Administration fees (Note 3)                                           16,239
  Transfer agent fees (Note 3)                                           12,389
  Insurance expense                                                      11,999
  Registration fees                                                      11,139
  Postage and supplies                                                    9,247
  Distribution expense (Note 3)                                           9,224
  Custodian fees                                                          8,248
  Reports to shareholders                                                 4,782
  Trustees' fees and expenses                                             4,500
  Organization expense (Note 1)                                           2,035
  Other expenses                                                          9,185
                                                                     ----------
    TOTAL EXPENSES                                                      209,225
  Fees waived and expenses reimbursed (Note 3)                         (109,186)
                                                                     ----------
    NET EXPENSES                                                        100,039
                                                                     ----------

NET INVESTMENT LOSS                                                     (64,972)
                                                                     ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions                       (260,823)
  Net change in unrealized appreciation/depreciation
   on investments                                                      (331,281)
                                                                     ----------

NET REALIZED AND UNREALIZED
 LOSSES ON INVESTMENTS                                                 (592,104)
                                                                     ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $ (657,076)
                                                                     ==========


See accompanying notes to financial statements.


PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================

                                                               YEAR             YEAR
                                                               ENDED           ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,
                                                               2002             2001
-----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                     $   (64,972)     $   (72,154)
  Net realized losses from security transactions             (260,823)          (5,667)
  Net change in unrealized appreciation/depreciation
   on investments                                            (331,281)      (2,042,981)
                                                          -----------      -----------
Net decrease in net assets from operations                   (657,076)      (2,120,802)
                                                          -----------      -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains                          --           (185,725)
                                                          -----------      -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                   427,784        1,289,635
  Net asset value of shares issued in
   reinvestment of distributions to shareholders                 --            185,710
  Payments for shares redeemed                             (1,383,821)      (1,149,370)
                                                          -----------      -----------
Net increase (decrease) in net assets from
capital share transactions                                   (956,037)         325,975
                                                          -----------      -----------

TOTAL DECREASE IN NET ASSETS                               (1,613,113)      (1,980,552)

NET ASSETS
  Beginning of year                                         4,737,134        6,717,686
                                                          -----------      -----------
  End of year                                             $ 3,124,021      $ 4,737,134
                                                          ===========      ===========


CAPITAL SHARE ACTIVITY
  Shares sold                                                  26,741           72,044
  Shares issued in reinvestment of distributions
   to shareholders                                               --             10,006
  Shares redeemed                                             (92,610)         (63,166)
                                                          -----------      -----------
    Net increase (decrease) in shares outstanding             (65,869)          18,884
  Shares outstanding, beginning of year                       329,445          310,561
                                                          -----------      -----------
  Shares outstanding, end of year                             263,576          329,445
                                                          ===========      ===========


See accompanying notes to financial statements.


PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================

                                                                    Year           Year        Year           Year          Year
                                                                    Ended          Ended       Ended          Ended        Ended
                                                                  Sept. 30,      Sept. 30,    Sept. 30,     Sept. 30,    Sept. 30,
Per share data for a share outstanding throughout each period:       2002           2001        2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             $   14.38     $   21.63     $   18.02     $   12.66     $   12.88
                                                                 ---------     ---------     ---------     ---------     ---------

Income (loss) from investment operations:
  Net investment loss                                                (0.25)        (0.22)        (0.15)        (0.12)        (0.02)
  Net realized and unrealized gains (losses)
   on investments                                                    (2.28)        (6.43)         4.75          5.50         (0.06)
                                                                 ---------     ---------     ---------     ---------     ---------
Total from investment operations                                     (2.53)        (6.65)         4.60          5.38         (0.08)
                                                                 ---------     ---------     ---------     ---------     ---------

Less distributions:
  Dividends from net investment income                                --            --            --            --           (0.09)
  Distributions from net realized gains                               --           (0.60)        (0.99)        (0.02)        (0.05)
                                                                 ---------     ---------     ---------     ---------     ---------
Total distributions                                                   --           (0.60)        (0.99)        (0.02)        (0.14)
                                                                 ---------     ---------     ---------     ---------     ---------

Net asset value at end of year                                   $   11.85     $   14.38     $   21.63     $   18.02     $   12.66
                                                                 =========     =========     =========     =========     =========

RATIOS AND SUPPLEMENTAL DATA:

  Total return (a)                                                  (17.59%)      (31.37%)       26.14%        42.52%        (0.57%)
                                                                 =========     =========     =========     =========     =========

  Net assets at end of year (000's)                              $   3,124     $   4,737     $   6,718     $   3,911     $   2,016
                                                                 =========     =========     =========     =========     =========

  Ratio of net expenses to average net assets (b)                     2.25%         2.14%         1.95%         1.95%         1.95%

  Ratio of net investment loss to average net assets                 (1.46%)       (1.18%)       (0.81%)       (0.82%)       (0.18%)

  Portfolio turnover rate                                               53%           52%           47%           23%          101%



(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.72%, 3.91%, 4.24%, 6.87% and 8.36% for the periods ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively (Note 3).


See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
    SHARES      COMMON STOCKS - 97.5%                                  VALUE
--------------------------------------------------------------------------------

                AEROSPACE - 3.4%
     1,300      General Dynamics Corp.                              $  105,729
                                                                      --------

                BUILDING - 1.4%
     2,000      Toll Brothers, Inc. (a)                                 43,480
                                                                      --------

                CAPITAL GOODS - 3.1%
     2,800      Boeing Co.                                              95,564
                                                                      --------

                CONGLOMERATES - 4.7%
         2      Berkshire Hathaway, Inc. - Class A (a)                 147,800
                                                                      --------

                CONSUMER STAPLES - 0.7%
       500      Black & Decker Corp.                                    20,965
                                                                      --------

                DIVERSIFIED MANUFACTURING OPERATIONS - 3.9%
     4,940      General Electric Co.                                   121,771
                                                                      --------

                FINANCIAL & INSURANCE - 15.5%
     1,500      Bank of America Corp.                                   95,700
     2,000      Citigroup, Inc.                                         59,300
     1,500      Fannie Mae                                              89,310
     2,000      Merrill Lynch & Co., Inc.                               65,900
     2,000      MGIC Investment Corp.                                   81,660
        86      Travelers Property Casualty Corp. - Class A (a)          1,135
       177      Travelers Property Casualty Corp. - Class B (a)          2,395
     2,775      Washington Mutual, Inc.                                 87,329
                                                                      --------
                                                                       482,729
                                                                      --------
                HEALTHCARE - 19.6%
     3,770      Apogent Technologies, Inc. (a)                          70,348
     2,006      Barr Laboratories, Inc. (a)                            124,954
     1,850      Cardinal Health, Inc.                                  115,070
     2,530      Merck & Co., Inc.                                      115,646
     3,000      Pfizer, Inc.                                            87,060
     7,100      Sybron Dental Specialties, Inc. (a)                     99,329
                                                                      --------
                                                                       612,407
                                                                      --------
                MANUFACTURING - 2.3%
     2,365      Energizer Holdings, Inc. (a)                            71,896
                                                                      --------

                MULTI-MEDIA - 2.4%
     5,000      Walt Disney Co. (The)                                   75,700
                                                                      --------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
    SHARES      COMMON STOCKS - 97.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

                OIL - 2.6%
     2,500      Exxon Mobil Corp.                                     $ 79,750
                                                                      --------

                PAPER MILLS - 3.6%
     2,000      Kimberly-Clark Corp.                                   113,280
                                                                      --------

                RESTAURANTS - 6.6%
     5,500      McDonald's Corp.                                        97,130
     3,940      Yum! Brands, Inc. (a)                                  109,177
                                                                      --------
                                                                       206,307
                                                                      --------
                RETAIL - 7.4%
     3,100      Home Depot, Inc.                                        80,910
     3,650      Neiman Marcus Group, Inc. (The) - Class A (a)           95,813
     2,500      Safeway, Inc. (a)                                       55,750
                                                                      --------
                                                                       232,473
                                                                      --------
                SERVICES - 6.7%
     6,000      Cendant Corp. (a)                                       64,560
     7,630      Republic Services, Inc. (a)                            143,444
                                                                      --------
                                                                       208,004
                                                                      --------
                TECHNOLOGY - 10.9%
     5,110      Cisco Systems, Inc. (a)                                 53,553
    17,000      EMC Corp. (a)                                           77,690
     5,000      Intel Corp.                                             69,450
     3,000      Microsoft Corp. (a)                                    131,070
       300      Symantec Corp. (a)                                      10,101
                                                                      --------
                                                                       341,864
                                                                      --------
                TELECOMMUNICATIONS - 2.7%
     3,100      Verizon Communications                                  85,064
                                                                      --------


                TOTAL COMMON STOCKS (Cost $3,545,989)              $ 3,044,783
                                                                   -----------

--------------------------------------------------------------------------------
    SHARES      SHORT TERM MONEY MARKET SECURITIES - 2.9%             VALUE
--------------------------------------------------------------------------------

                Fidelity Institutional Cash Portfolio - Government
    91,108      (Cost $91,108)                                        $ 91,108
                                                                      --------

                TOTAL INVESTMENTS AT VALUE - 100.4%
                 (Cost $3,637,097)                                 $ 3,135,891

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4%)         (11,870)
                                                                      --------

                NET ASSETS - 100.0%                                $ 3,124,021
                                                                   ===========

 (a) Non-income producing security.

 See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002



1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the year ended September 30, 2002. There were no differences between the book basis and tax basis of distributions for the year ended September 30, 2001.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations. As of September 30, 2002, organization costs had been fully amortized. The Fund amortized $2,035 of organization costs during the year ended September 30, 2002.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended September 30, 2002, the Fund reclassified its net investment loss of $64,972 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

As of September 30, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $40,162, which expires September 30, 2010. In addition, the Fund had net realized capital losses of $226,544 during the period November 1, 2001 through September 30, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending September 30, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders

The tax character of distributable earnings at September 30, 2002 was as follows:

                                                                   Total
          Unrealized        Capital Loss         Other         Distributable
         Depreciation       Carryforward         Losses           Earnings
        --------------     --------------       --------      ---------------

        $ (501,206)         $ (40,162)         $ (226,544)      $ (767,912)

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




As of September 30, 2002, net unrealized depreciation on investments was $501,206 for federal income tax purposes, of which $208,539 related to appreciated securities and $709,745 related to depreciated securities based on a federal income tax cost basis of $3,637,097.


2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2002, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,230,719 and $2,831,725, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT  ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least February 1, 2003, so that the Fund's ordinary operating expenses do not exceed 2.25% per annum of the Fund's average daily net assets (the Cap). As a result of the Cap, the Adviser waived its entire investment advisory fee of $55,516 and reimbursed the Fund $53,670 of other operating expenses during the year ended September 30, 2002. As of September 30, 2002, the Adviser owed the Fund $2,859 related to these reimbursements.

ADMINISTRATION   AGREEMENT
Under the terms of an Administration Agreement effective October 29, 2001, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The fee is discounted by 30% during the first year of the Agreement and 25% during the second year or until such time as net assets of the Fund reach $20 million, but in no case later than 2 years from the date of the Administration Agreement with Ultimus.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002




Prior to October 29, 2001, administrative services were provided to the Fund by Integrated Fund Services, Inc. (IFS). For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement effective October 29, 2001, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. This fee is also subject to the same discount schedule described above for the Administration Agreement.

Prior to October 29, 2001, accounting services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee of $2,000 per month.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement effective October 29, 2001, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. This fee is also subject to the same discount schedule described above for the Administration Agreement. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

Prior to October 29, 2001, transfer agent and shareholder services were provided to the Fund by IFS. For the performance of these services, the Fund paid IFS a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, effective October 29, 2001, between the Trust and the Underwriter, the Underwriter earned $488 from underwriting commissions on the sale of shares of the Fund during the period from October 29, 2001 through September 30, 2002.

Prior to October 29, 2001, the fund's underwriter was Integrated Fund Distributors, Inc. During the period from October 1, 2001 through October 28, 2001, Integrated Fund Distributors earned $24 in underwriting commissions on the sale of shares of the Fund.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $9,224 under the Plan during the year ended September 30, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Profit Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
November 15, 2002

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:


                                                                         Position Held
Trustee                      Address                             Age     with the Trust  Length of Time Served
-------                      -------                             ---     --------------  ---------------------
*Eugene A. Profit            8720 Georgia Avenue, Suite 808       38     President and   Since June 1996
                             Silver Spring, MD  20910                    Trustee
Larry E. Jennings, Jr.       250 South President Street,          39     Trustee         Since October 1996
                             Suite 3500
                             Baltimore, MD  21202
Robert M. Milanicz           750 First Street, NE                 54     Trustee         Since October 1996
                             Washington, DC  20002
Deborah T. Owens             9575 Sea Shadow                      43     Trustee         Since October 1998
                             Columbia, MD  21046
*Joseph A. Quash, M.D.       1160 Varnum Street, NE, Suite 100    62     Trustee         Since October 1996
                             Washington, DC  20017
Robert G. Dorsey             135 Merchant Street, Suite 230,      45     Vice President  Since October 2001
                             Cincinnati, OH 45246
Mark J. Seger                135 Merchant Street, Suite 230,      40     Treasurer       Since October 2001
                             Cincinnati, OH 45246
John F. Splain               135 Merchant Street, Suite 230,      46     Secretary       Since October 2001
                             Cincinnati, OH 45246

* Mr. Profit and Dr. Quash, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (an investment advisory firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association. He was previously Comptroller with the American Psychiatric Association.

Deborah T. Owens is the President of Owen Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter.

Joseph A. Quash, M.D. is a cardiologist with Capital Cardiology Group.

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)


Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.

                          PROFIT FUNDS INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

          (a)  Declaration  of   Trust--Incorporated   herein  by  reference  to
               Registrant's  initial  Registration  Statement  filed on June 21,
               1996

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (c) Incorporated herein by reference to Declaration of Trust and Bylaws

          (d)  Management       Agreement      with      Profit       Investment
               Management--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 1, 1998


          (e)  (i)  Distribution   Agreement  with  Ultimus  Fund  Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective  Amendment  No. 9 filed on  January  15,  2002

               (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002


          (f)  Inapplicable

          (g) Custody Agreement with the First Union Bank (formerly CoreStates Bank, N.A.)--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on November 8, 1996


          (h)  (i)   Administration   Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 9 filed on January 15, 2002

               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 9 filed on January 15, 2002

               (iii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002


          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Pre-Effective Amendment No. 2 filed on November 8, 1996

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 2, 1996

          (m) Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21, 1996

          (n)  Inapplicable

          (o)  Inapplicable

          (p)  (i)  Code  of  Ethics  of   Registrant   and  Profit   Investment
               Management--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on February 1, 2001


               (ii)Code    of   Ethics    of    Ultimus    Fund    Distributors,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 9 filed on January 15, 2002


Item 24. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification
         ---------------
          Article VII of the Registrant's Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Profit Investment

          Management (the "Adviser"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Investment Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement, for all of which exceptions Distributor shall be liable to Registrant. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------
          The Adviser is registered as an investment adviser and provides investment advisory services to the Registrant as well as individuals, trusts and corporate and institutional clients.

          The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          Eugene A. Profit--President and Chief Executive Officer of the Adviser

          Dr. Joseph A. Quash--Director of the Adviser; cardiologist, Capital Cardiology Group, Washington, D.C.


          Michelle Quash Profit--Secretary of the Adviser

Item 27. Principal Underwriters
         ----------------------

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for the following registered investment companies:

               Williamsburg Investment Trust
               The Shepherd Street Funds, Inc.
               Hussman Investment Trust
               UC Investment Trust
               The GKM Funds

               The Arbitrage Funds
               Amstar Investment Trust


          (b)                        Position with           Position with
               Name                  Distributor             Registrant
               ----                  -----------             ----------
               Robert G. Dorsey      President/Managing      Vice President
                                     Director

               John F. Splain        Secretary/Managing      Secretary
                                     Director

               Mark J. Seger         Treasurer/Managing      Treasurer
                                     Director

               Theresa A. Minogue    Vice President          Assistant Treasurer


               Wade R. Bridge        Vice President          Assistant Secretary

               Steven F. Nienhaus    Vice President          None


          The address of all of the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

          (c)  Not applicable

Item 28. Location of Accounts and Records
         --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its offices located at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 530 Walnut Street, Philadelphia, Pennsylvania 19101.

Item 29. Management Services Not Discussed in Parts A or B
         -------------------------------------------------
         Not applicable

Item 30. Undertakings
         ------------
         Not applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Silver Spring and State of Maryland on the 28th day of January, 2003.

                                        PROFIT FUNDS INVESTMENT TRUST

                                        By:  /s/  Eugene A. Profit
                                             -----------------------------
                                             Eugene A. Profit
                                             President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                       Title                  Date

/s/  Eugene A. Profit                    President              January 28, 2003
-----------------------------            and Trustee
Eugene A. Profit

/s/  Mark J. Seger
-----------------------------            Treasurer              January 28, 2003
Mark J. Seger


-----------------------------            Trustee           /s/  John F. Splain
Larry E. Jennings, Jr.*                                    --------------------
                                                           John F. Splain
-----------------------------            Trustee           Attorney-in-fact*
Robert M. Milanicz*                                        January 28, 2003

-----------------------------            Trustee
Joseph A. Quash*

-----------------------------            Trustee
Deborah T. Owens*